Exhibit 99.1

Investor Presentation

March 2016



ALIMERA SCIENCES

Look Forward

Safe Harbor Statement

This presentation contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the ability of the ILUVIEN® J-code to drive use and market acceptance of ILUVIEN®, the opportunity for further growth in 2016 for ILUVIEN®, Alimera's ability to reach agreement with Hercules on an amendment to bring Alimera in compliance with its revenue covenant under the debt facility, that the benefit investigations and the uptick in benefits investigations will actually lead to sales of ILUVIEN® or increases in sales of ILUVIEN® and that ILUVIEN® will project to be 16.6% of the projected therapy for diabetic macular edema. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "contemplate," "predict," "project," "target," "likely," "potential," "continue," "ongoing," "will," "would," "should," "could," or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, a decision by Hercules to call the debt facility and request immediate repayment of such amounts, accelerate amounts owing under the debt facility, other action taken by Hercules under the debt facility to the detriment of Alimera due to Alimera's failure to comply with its revenue covenant, the ability of Alimera to negotiate an amendment to the debt facility that is on commercially reasonable terms or the cost of any amendment to the debt facility with Hercules which could materially affect Alimera's ability to continue its commercial launch of ILUVIEN®, and market acceptance of ILUVIEN® in the U.S. and Europe, including physicians' ability to obtain reimbursement, the potential impact of the ILUVIEN® J-code on U.S. revenues and revenue growth in 2016 and seasonality, that the worldwide market opportunity for diabetic macular edema patients is $2 billion dollars and that ILUVIEN® has a peak sales opportunity of $400-500 million as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10K for the year ended December 31, 2014 and Alimera's Quarterly Report on Form 10Q for the quarter ended September 30, 2015, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera's Report on Form 10K for the year ended December 31, 2015, to be filed with the SEC in the first quarter of 2016. In addition to the risks described above and in Alimera's Annual Report on Form 10K, Quarterly Reports on Form 10Q, Current Reports on Form 8K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise

© 2016 Alimera Sciences, All Rights Reserved

ALIMERA SCIENCES

Commercial Stage DME Corticosteroid Treatment

Commercialization of ILUVIEN® in 2015

$2B GLOBAL MARKET OPPORTUNITY

- 2015 Revenue growth of 167%
- Significant Benefits to the current standard of care
- Expanding Distribution Platform
- Strong Senior Management Team


REVENUE GROWTH
+167%
$4.3M
$4.1M
$9.7M
$12.7M
$8.4M
$22.4M
1H14
2H14
1H15
2H15
FY14
FY15

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Management Team

Strong Senior Management Team with +100 Years of Ophthalmology Experience



C. Daniel Myers
Co-Founder and CEO



Rick Eiswirth
President and CFO



Philip Ashman
SVP, Managing Director, Europe



Ken Green
SVP, Chief Scientific Officer



Dave Holland
Co-Founder, SVP, Sales & Marketing

NOVARTIS ALLERGAN BAUSCH + LOMB

BAYER sanofi aventis Pfizer Johnson & Johnson P&G

© 2016 Alimera Sciences, All Rights Reserved

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Product Overview

A Unique Treatment of Diabetic Macular Edema (DME)

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Debilitating Permanent Damage of DME

Primary Cause of Vision Loss in Diabetic Patients

55%

DME PATIENTS THAT END UP WITH VISION OF 20/60 OR WORSE*

- Leaky blood vessels in the macula cause the retina to swell
- Causes blurred vision in early stage, over long term may cause cumulative damage.


20/80
Initial visual acuity (VA)
DME
+15 letters Gain
20/40
Final visual acuity (VA)

*Source: ASI MR June 2014

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ILUVIEN®: Unique DME Treatment

Consistent Control for Patients Who Require Persistent Treatment

PROVEN TO LAST 36 MONTHS

12 times longer than the next comparable long-acting product

CONTINUOUS DRUG DELIVERY

Eliminates the inconsistent treatment of other, more frequently dosed options

PATIENT FRIENDLY

Long-acting efficacy with a single injection

EXTENDED PATENT PROTECTION



© 2016 Alimera Sciences, All Rights Reserved

ILUVIEN®: Unique DME Treatment

Consistent Control for Patients Who Require Persistent Treatment



Consistent Delivery With Sustained Effect

ILUVIEN® Delivers More Efficiently than Competitive Products



OZURDEX® EUROPEAN MEDICINES AGENCY ASSESSMENT REPORT
DEX 700 (OZURDEX®)
DEX 350
Sham
Change From Baseline (μ)
0
-20
-40
-60
-80
-100
-120
-140
-160
0
10
20
30
40
Time (Months)



ILUVIEN® PHASE III CLINICAL TRIALS (FAME)
0.2 g/day FAc (n=327) (ILUVIEN®)
0.5g/day FAc (n=328)
Sham
Change From Baseline (μ)
0
-20
-40
-60
-80
-100
-120
-140
-160
0
5
10
15
20
25
30
35
Time (Months)

Source:
(a) OZURDEX® data from European Medicines Agency Assessment Report
(b) ILUVIEN® data from Phase III Clinical Trials (FAME)

© 2016 Alimera Sciences, All Rights Reserved

ALIMERA SCIENCES

Significant Market Opportunity

Worldwide Market Opportunity



41% U.S.
575,000 PATIENTS
$2B
GLOBAL MARKET OPPORTUNITY
59% EU
835,000 PATIENTS



116,000
U.S. INCIDENCE
575,000
EXISTING DME
PATIENTS
>17%
US INCIDENCE
GROWTH
136,000
U.S. INCIDENCE
646,000
EXISTING DME
PATIENTS
2015
2019

Source: Third party market research.
(a) KANTAR market research.
(b) 40+ age estimated for 2015

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Cost-Effective Treatment Option

Calculated based on the midpoint of annual labeled injections range, 3-year treatment period


$8,800
$9,750
$27,750
$17,550
ILUVIEN
(fluocinolone acetonide intravitreal implant) 0.19mg
Ozurdex
EYLEA
LUCENTIS

© 2016 Alimera Sciences, All Rights Reserved

ALIMERA SCIENCES

Growing Commercial Footprint

Strategic Expansion into New, International Markets

Global Commercialization Status

ILUVIEN®'s Commercialization Footprint is Large, and we are Making Inroads to New Territory


MARKETED
APPROVED
Norway
Sweden
Finland
Denmark
U.K.
Netherlands
Belgium
Ireland
Germany
Poland
France
Austria
Portugal
Spain
Italy

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Supplemental Growth With License Deals

Creating Additional Growth Opportunities Through Licensing Agreements


Canada
Italy
Middle East
Australia

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Persistent US Account Growth

Driven by Salesforce Execution

37 SALES EXECUTIVES

312 ACCOUNTS AT YEAR-END



OFFICIAL US LAUNCH
3
29
47
84
125
161
186
217
252
271
293
312
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEPT
OCT
NOV
DEC

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Solid Execution Within 2 Years of Launch

Financial Overview

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Increasing Commercial Sales



Sales Revenue
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0.76M
$0.94M
$2.10M
$2.20M
$2.41M
$1.74M
$3.94M
$5.78M
$6.91M
$5.82M
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Quarter
241%
YEAR-OVER-YEAR GROWTH

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ALIMERA SCIENCES

Strong Top-Line Performance


CONSOLIDATED REVENUE
EU REVENUE
US REVENUE
$5.8M
33.2% EU
66.8% US
4Q15 REVENUE
$22.4M
32.4% EU
67.6% US
2015 FULL-YEAR REVENUE

$15.2M
2015 US REVENUE

$7.3M
2015 EU REVENUE

© 2016 Alimera Sciences, All Rights Reserved

ALIMERA SCIENCES

Summary

$2 BILLION MARKET OPPORTUNITY

Growing with global diabetes epidemic – 575,000 U.S. & 835,000 European DME sufferers

TARGET STRATEGIC MARKET OPPORTUNITIES

Penetrate international near-commercialization opportunities

STRONG BALANCE SHEET

Supported by $31 million of cash as reported 12/31/15

CONTINUED LONG-TERM GROWTH

ILUVIEN® peak sales potential exceeds $400-500 million

© 2016 Alimera Sciences, All Rights Reserved
ALIMERA SCIENCES